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                                                                    Exhibit 13.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Tommy Siu Lun Fork, the Chief Financial Officer of Ninetowns Digital World Trade Holdings Limited (the "Registrant"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Registrant's Annual Report on Form 20-F for the Fiscal Year ended December 31, 2004 (the "Report").

The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                           /s/ Tommy Siu Lun Fork
                                           -------------------------------------
                                           Tommy Siu Lun Fork
                                           Chief Financial Officer


Date: June 29, 2005